UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2018

New Senior Investment Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36499 (Commission File Number)	80-0912734 (I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 45th Floor New York, New York (Address of principal executive offices)	10105 (Zip code)

212-479-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As a result of the adoption of a new accounting standard (Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash), New Senior is filing this Current Report on Form 8-K to retrospectively reclassify certain previously reported financial information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, originally filed on February 28, 2018 (the “2017 10-K”).

The new accounting standard requires that the statement of cash flows include a reconciliation and explain the change during the period in total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents.

Exhibit 99.1 to this Current Report is incorporated by reference herein and includes updates to the following Items of the 2017 10-K only to the extent necessary to reflect the retrospective reclassification of such information in accordance with the new accounting standard:

•	Updated Part II, Item 6. Selected Financial Data

•	Updated Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and

•	Updated Part II, Item 8. Financial Statements and Supplementary Data.

All other information in New Senior’s 2017 Form 10-K has not been updated for events or developments that occurred subsequent to its filing with the U.S. Securities and Exchange Commission on February 28, 2018. For developments since the filing of the 2017 Form 10-K, please refer to New Senior’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, filed on May 10, 2018 and New Senior’s other Current Reports on Form 8-K filed since February 28, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Revised Financial Information and Disclosures from New Senior Investment Group Inc.’s Annual Report on Form 10-K for the Year Ended December 31, 2017

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

*XBRL (Extensible Business Reporting Language) information is furnished and not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: June 20, 2018	By:	/s/ Bhairav Patel
Bhairav Patel
Interim Chief Financial Officer,
Chief Accounting Officer and Treasurer

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